UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2026

KiNRG, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Culbreth Drive Suite 103

Wilmington, NC 28405

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910)619-3171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K furnished by KiNRG, Inc. (the “Company”) on October 14, 2026  (the “Original Form 8-K). The Original Form 8-K, furnished as Exhibit 99.1 an investor presentation (the “Original Investor Presentation”) that the Company stated it may use from time to time in meetings with investors, prospective investors and other interested parties, including in connection with potential capital-raising activities.  Subsequent to the filing of the Original Form 8-K , the Company identified certain inaccuracies in the Original Investor Presentation.  This Amendment No 1 is being filed solely for the purpose of furnishing a corrected version of the investor presentation (the “Corrected Investor Presentation”) which Corrected Investor Presentation is attached as Exhibit 99.1 to this Amendment No. 1 and replaces in its entirety the Original Investor Presentation previously filed as Exhibit 99.1 to the Original Form 8-K.

Except as described above, this Amendment No. 1 does not amend, update or otherwise modify any information contained in the Original Form 8-K.

Item 7.01 Regulation FD Disclosure.

The Corrected Investor Presentation was made available by the Company. A copy of the Corrected Investor Presentation is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and is incorporated by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. References to the Company’s website or to any third-party websites are provided for convenience only and are not incorporated by reference into, and do not constitute a part of, this Amendment No. 1 on Form 8-K.

No Offer or Solicitation

This Amendment No. 1 on Form 8-K and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Amendment No. 1 on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, among other things, statements regarding the Company’s strategy, plans, objectives, prospects, and potential capital-raising activities. Words such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Such risks and uncertainties include those described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
99.1	Investor Presentation
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiNRG, Inc.

By:	/s/ Ronald W. Pickett
Name:	Ronald W. Pickett
Title:	Chief Executive Officer

Date: October 15, 2026

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